UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTIONS 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 21, 2009

AVID TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	0-21174 (Commission File Number)	04-2977748 (I.R.S. Employer Identification No.)
One Park West, Tewksbury, MA (Address of Principal Executive Offices)		01876 (Zip Code)
Registrant’s telephone number, including area code: (978) 640-6789
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K contains a number of forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995, about the performance of Avid Technology, Inc. (the “Company”). For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects” and similar expressions are intended to identify forward-looking statements. There are a number of factors that could cause actual events or results to differ materially from those indicated by such forward-looking statements, many of which are beyond the Company’s control, including the risk factors disclosed previously and from time to time in the Company’s filings with the U.S. Securities and Exchange Commission. In addition, the forward-looking statements contained herein represent the Company’s estimate only as of the date of this filing and should not be relied upon as representing the Company’s estimate as of any subsequent date. While the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking statements.

Item 2.02.	Results of Operations and Financial Condition

On July 23, 2009, the Company announced its financial results for the quarter ended June 30, 2009. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in Item 2.02 of this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c)          The Company appointed Kirk E. Arnold to the position of Executive Vice President and Chief Operating Officer of the Company on July 21, 2009.

Ms. Arnold, age 49, has served as Executive Vice President of Customer Operations of the Company since July 2008. Prior to that, she served as the Company’s Executive Vice President and General Manager of Professional Video from February 2008 to July 2008. Prior to joining the Company, Ms. Arnold was Vice Chairman, Chief Executive Officer and President of Keane, Inc., a global consulting and outsourcing firm, from January 2007 to June 2007. Prior to that, she was at Fidelity Investments, serving as Executive Vice President of Product, Marketing and Strategy for the Human Resources Outsourcing Group, Fidelity’s business process outsourcing unit, from June 2004 to January 2007, and as Senior Vice President of Sales and Marketing for Fidelity Institutional Retirement Services Company from June 2003 to June 2004. Prior to joining Fidelity, Ms. Arnold served as President and Chief Executive Officer of NerveWire, Inc., a venture-backed information technology services business that she helped launch, from February 2002 to February 2003, and as NerveWire’s President and Chief Operating Officer from February 2000 to February 2002.

As Executive Vice President and Chief Operating Officer of the Company, Ms. Arnold will receive an annual base salary of $630,000 and will be eligible to receive an annual incentive bonus with a target payout of 100% of her annual base salary and a maximum payout of 135% of her target payout. In addition, Ms. Arnold was granted on July 21, 2009 (the “Grant Date”) under the Company’s Amended and Restated 2005 Stock Incentive Plan:

•       10,000 restricted stock units, with each unit representing the right to receive one share of the Company’s common stock. The restricted stock units will vest on a time-based schedule in four equal annual installments beginning on the first anniversary of the Grant Date; and

•       an option to purchase 90,000 shares of the Company’s common stock, with a seven-year term and an exercise price per share equal to the closing price of the Company’s common stock on NASDAQ on the Grant Date. The option will vest as follows:

•          22,500 shares will vest on a time-based schedule whereby 25% of the shares will vest on the first anniversary of the Grant Date, with the remainder vesting in equal installments every three months thereafter ending on the fourth anniversary of the Grant Date;

•          22,500 shares will vest at the end of the first 20 consecutive trading day period following the Grant Date during which period the Company’s common stock trades (without regard to the closing price) at a price per share of at least $35.00 on NASDAQ (or on such other exchange as such shares may be traded);

•          22,500 shares will vest at the end of the first 20 consecutive trading day period following the Grant Date during which period the Company’s common stock trades (without regard to the closing price) at a price per share of at least $50.00 on NASDAQ (or on such other exchange as such shares may be traded); and

•          22,500 shares (the “ROE Option Shares”) will vest as shown in the following table, based upon improvement in the Company’s return on equity (“ROE”) in 12-month performance periods over the life of the option, commencing with calendar year 2009; improvements for each calendar year shall be measured against a baseline ROE for the 12-month period ended September 30, 2007 (“Baseline”):

ROE Percentage Improvement in Applicable Period	Percentage of ROE Option Shares to Vest

14%	100%
12%	90%
10%	75%
8%	60%
6%	45%
4%	30%
2%	15%
0%	0%

ROE determinations for each period will be made by the Company’s Board of Directors, or a duly authorized committee thereof, following the date that the Company files its Annual Report on Form 10-K with the Securities and Exchange Commission for that period and will be based upon the Company’s audited financial statements for the applicable calendar year and the unaudited financial statements for the Baseline period; the ROE Option Shares, if any, that are not vested as of the date that the Company’s Board of Directors makes the final determination of ROE for the seventh calendar year (2015) shall be forfeited; notwithstanding the foregoing, the ROE Option Shares will vest in full at the end of the first 20 consecutive trading day period following the Grant Date during which period the Company’s common stock trades (without regard to the closing price) at a price per share of at least $101.68 on NASDAQ (or on such other exchange as such shares may be traded).

Item 7.01.	Regulation FD Disclosure

On July 23, 2009, the Company posted on its website reclassified 2008 reportable segment revenue and contribution margin disclosures reconciled to consolidated operating loss. The full disclosure posted on the website is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information contained in Item 7.01 of this Form 8-K (including Exhibit 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

The following exhibits relating to Items 2.02 and 7.01 shall be deemed to be furnished, and not filed:

99.1	Press Release issued by the Company on July 23, 2009.
99.2	Company website posting on July 23, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 23, 2009	AVID TECHNOLOGY, INC. (Registrant)
	By:	/s/ Ken Sexton Ken Sexton Executive Vice President, Chief Financial Officer and Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by the Company dated July 23, 2009.
99.2	Company website posting on July 23, 2009.